Intangible Assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSETS
NOTE 9:	INTANGIBLE ASSETS

a.	On January 7, 2014, the Company signed a licensing agreement with Yeda, as amended on September 6, 2015, to develop hCDR1, a Phase II-ready asset for the treatment of Systemic Lupus Erythematosus (“SLE”). The license from Yeda also included all clinical data of the phase 1 and phase 2A conducted in the hCDR1. The terms of the licensing agreement include, among other things, expense reimbursement for patent expenses payable in six installments, certain milestone payments to Yeda, low single-digit royalties based on net sales, and additional customary royalties to the Office of the Israel innovation authority.

Under the license agreement, the Company is required to make milestone payments of up to $2.2 million: $200,000 upon starting a Phase 3 clinical trial, $1 million upon FDA approval to market in the U.S., and $250,000 for marketing approval in each of China and three of the European Union’s Group of Five. In addition, the Company is required to pay 2%-3% royalties of annual net sales and sublicense fees of 15%-20% of whatever it receives from any sub-licensee.

Under the license agreement, the Company is also required to meet certain development milestones including the delivery of a trial protocol to Yeda by January 1, 2016 (which it delivered), receipt of investment of at least $5 million by August 1, 2016 (of which $4 million was received in April 2015) and commencement of a Phase II clinical trial by January 1, 2017. In subsequent amendments signed between the Company and Yeda, the parties agreed to postpone the last two installments of the patent expense reimbursement until April 7, 2017, receipt of the remainder of the required $5 million investment by May 1, 2017 and commencement of a Phase 2 clinical trial in respect of hCDR1 by October 1, 2017.

The term of the license agreement is the later of the date of expiry of the last of the licensed patents or the expiry of a continuous period of 11 years after first commercial sale in any country during which there shall not have been a first commercial sale in the U.S., EU, Japan, China or any OECD member. The license agreement may be terminated by the Company without cause upon 60 days prior written notice.

The license agreement may also be terminated by Yeda upon 45 days prior written notice if either the Company fails to meet certain development milestones or commercial sale shall have commenced and there shall be a period of 6 months of no sales, subject to certain exceptions. Yeda shall also be entitled to terminate the license agreement if the Company were to commence legal action against Yeda challenging the validity of any of the licensed patents, and the Company was unsuccessful in such challenge, in which event the Company would be required to pay Yeda liquidated damages of $8 million. Either party may also terminate the license agreement in the case of a material breach that remains uncured or certain bankruptcy events.

As of December 31, 2024, all expense reimbursement for patent expenses to Yeda in the amount of $380 thousand were paid, except for a remaining liability of $127 thousand, disclosed under accounts payable. The reason for the remaining liability is that the Company decided not to conduct the phase 2 by itself and to look for a strategic partner. As a result, the second milestone (commencement of Phase 2) was not met yet.

Accordingly, the license agreement may be terminated by Yeda upon 45 days prior written notice. To this date the Company and Yeda have held discussions regarding further amendment to the payment scheme under the license agreement (see agreement with Biossil below).

The Company reviews the hCDR1 asset for impairment once a year on December 31 or more frequently if events or changes in circumstances indicate that there is an impairment.

If the carrying amount exceeds their recoverable amount, the assets are reduced to their recoverable amount.

This asset is not ready for usage (the development was paused before finishing) and therefore has not been amortized yet.

In order to measure the recoverable amount of the hCDR1 asset, on December 31, 2023 and 2022 the Company management deducted the fair value of its other assets and liabilities from the amount representing its market value. The resulting fair value attributable to the hCDR1 asset was higher than the book value of the hCDR1 asset and therefore no impairment was recorded in the Company’s financial statements as of December 31, 2023 and 2022.

On October 1, 2024, the Company signed a letter of intent for the sublicense of hCDR1. On February 12, 2025 (after the balance sheet date), the Company entered into a definitive Exclusive Sublicense Agreement with Biossil Inc., a company incorporated under the laws of Canada (“Biossil”), for sublicense of its novel synthetic peptide, hCDR1, see Note 24. Yeda was informed by the Company and by Biossil about the Exclusive Sublicense Agreement and has agreed to its execution. . Thus, from such date we are no longer actively involved with the development of hCDR1 or with the development of any other drug candidate.

As of December 31, 2024, the Company engaged third party appraiser to evaluate the consideration under the license agreement above as part of Company’s impairment analysis.

The third party appraiser used an Income Approach, utilizing the Discounted Cash Flow (“DCF”) using the following main assumptions - forecasted future revenue, the time required to achieve the targets in the agreement, discounting factor of the sales, phase transition rate (according to Black-Scholes-Merton Digital Call model) and cumulative transition rate until receipt of regulatory approval of the product.

As the fair value of the consideration was higher than asset’s book value, the Company reached to a conclusion that no impairment required as of such date.

There were no changes or movements in 2024, 2023 and 2022 and the balance remained $380 thousand.

b.	Intangible assets acquired as a result of subsidiary acquisition

On August 14, 2024, the Company completed the acquisition of 100% of the shares of Social Proxy. As part of the acquisition, the Company recognized intangible assets in the amount of $3,601 thousand. See also Note 5.

c.	Composition and movement:

	hCDR1	Developed technology	Customer List	Brand	Total
	U.S. dollars in thousands

Balance as of January 1, 2024	380	-	-	-	380
Recognitions during the year	-	2,508	291	802	3,601
Amortization during the year	-	(134)	(11)	(20)	(165)

Balance as of December 31, 2024	380	2,374	280	782	3,816

Amortization of developed technology is recognized as cost of service, amortization of customer list is recorded as selling and marketing expenses and amortization of a brand is recorded as selling and marketing expenses in the statements of comprehensive income (loss).

As of December 31, 2024, the Company engaged third party appraiser to perform a quantitative assessment of the goodwill recognized as part of Company’s impairment analysis. The third party appraiser used Income Approach, utilizing the Discounted Cash Flow (“DCF”) using the following assumptions - forecasted revenue, level of future expenditures discounted to their present value.

The estimated fair value of the web proxy solutions cash generating unit exceeded its estimated carrying amount and as such the Company reached to a conclusion that no impairment required as of such date.